UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to § 240.14a-12

STERIS CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on July 29, 2010.

Meeting Information
Meeting Type: Annual
STERIS CORPORATION	For holders as of: June 1, 2010
Date: July 29, 2010 Time: 9:00 a.m., EDT
STERIS CORPORATION 5960 HEISLEY ROAD MENTOR, OH 44060-1834	Location: STERIS Corporation (Corporate Headquarters) 5960 Heisley Road Mentor, Ohio 44060

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and Annual Report to Shareholders are available at www.proxyvote.com.

You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

See the reverse side of this notice to obtain proxy materials and voting instructions.

M25829-P98288

—  Before You Vote  —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT         ANNUAL REPORT             PROXY CARD

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

                                         1) BY INTERNET:                 www.proxyvote.com

                                         2) BY TELEPHONE:             1-800-579-1639

                                         3) BY E-MAIL*:                     sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before July 15, 2010 to facilitate timely delivery.

—  How To Vote  —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

M25830-P98288

Voting Items
The Board of Directors recommends a vote FOR

all the below nominees.

1.	Election of Directors

  Nominees:

01)	Richard C. Breeden	06)	Walter M Rosebrough, Jr.
02)	Cynthia L. Feldmann	07)	Mohsen M. Sohi
03)	Jacqueline B. Kosecoff	08)	John P. Wareham
04)	David B. Lewis	09)	Loyal W. Wilson and
05)	Kevin M. McMullen	10)	Michael B. Wood

The Board of Directors recommends a vote FOR Proposals 2, 3, and 4.

2.	Approving the STERIS Corporation Senior Executive Incentive Compensation Plan, As Amended And Restated Effective April 1, 2010.

3.	Approving a non-binding advisory proposal regarding the Company’s executive compensation policies and procedures.

4.	Ratifying the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2011.

NOTE: In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting or at any adjournment thereof.

M25831-P98288

M25832-P98288